UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2013 (May 9, 2013)

Date of Report (Date of earliest event reported)

MAM SOFTWARE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27083	84-1108035
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Maple Park, Maple Court, Tankersley, Barnsley, UK S75 3DP

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 011 44 124 431 1794

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures.

On May 9, 2013, MAM Software Group, Inc. (the “Company”) announced that its common stock will begin trading on the NASDAQ Capital Market (“NASDAQ”) under the symbol “MAMS,” effective May 13, 2013.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated May 9, 2013, entitled “MAM Software Group, Inc. to Begin Trading on the NASDAQ Capital Market”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 9, 2013		MAM SOFTWARE GROUP, INC.

/s/ Charles F. Trapp
	By:	Name: Charles F. Trapp
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 9, 2013, entitled “MAM Software Group, Inc. to Begin Trading on the NASDAQ Capital Market”